TEMPLETON FUNDS, INC.
TEMPLETON WORLD FUND - TEMPLETON FOREIGN FUND
CLASS A, B & C
STATEMENT OF
ADDITIONAL INFORMATION
                                                  [FRANKLIN TEMPLETON LOGO]
                                                  FRANKLIN(R)TEMPLETON(R)
JANUARY 1, 1999                            100 FOUNTAIN PARKWAY, P.O. BOX 33030
                                ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated January 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with each fund's prospectus.

The audited financial statements and auditor's report in each fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1998, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(1-800/342-5236).

CONTENTS

Goal and Strategies.........................................      2
Risks.......................................................      6
Officers and Directors......................................     11
Management and Other Services...............................     16
Portfolio Transactions......................................     17
Distributions and Taxes.....................................     18
Organization, Voting Rights and
 Principal Holders..........................................     20
Buying and Selling Shares...................................     21
Pricing Shares..............................................     28
The Underwriter.............................................     28
Performance.................................................     31
Miscellaneous Information...................................     33
Description of Bond Ratings.................................     34

   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

/bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

/bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

/bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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                                                                 TL SAI 01/99

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GOAL AND STRATEGIES

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Each fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.


World Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments located anywhere in the world, including emerging markets. The fund may invest without percentage limitation in domestic or foreign securities.

Foreign Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments outside the U.S., including emerging markets.

Each fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. Each fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. Each may invest any amount of its assets in U.S. government securities. Each may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. Each may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in securities with a limited trading market.

Each fund's principal investments are in equity securities, including common and preferred stocks. They also invest in American, European and Global Depositary Receipts. Depending upon current market conditions, each invests a portion of its assets in rated and unrated debt securities.


EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each fund's net asset value.


Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Each fund may buy debt securities which are rated Caa by Moody's Investors Service, Inc. (Moody's) or CCC by Standard & Poor's Corporation (S&P) or better; or unrated debt that it determines to be of comparable quality. As an operating policy, each fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P).


STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash

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flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the funds' purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the funds' assets that may be used for borrowing activities.



Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (1940 Act). As a result, each fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the funds' restrictions on investments in illiquid securities.


DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").



REPURCHASE AGREEMENTS Each fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. Each fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the board, I.E., banks or broker-dealers that have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.



LOANS OF PORTFOLIO SECURITIES World Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. World Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. World Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. World Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.



STOCK INDEX FUTURES CONTRACTS Changes in interest rates, securities prices or foreign currency valuations may affect the value of the fund's investments. Although World Fund has the authority to invest up to 20% of its total assets buying and selling stock index futures contracts traded on a recognized stock exchange or board of trade, it does not currently intend to enter into such transactions.


A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500

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units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if World Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will gain $2,000 (500 units x gain of $4). If World Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will lose $2,000 (500 units x loss of $4).


Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.


At the time World Fund buys a stock index futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with World Fund's custodian. When selling a stock index futures contract, World Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, World Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting World Fund to purchase the same futures contract at a price no higher than the price of the contract written by World Fund (or at a higher price if the difference is maintained in liquid assets with World Fund's custodian).

SECURITIES INDEX OPTIONS Although World Fund has the authority to buy and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities or quoted on NASDAQ, it does not currently intend to enter into such transactions. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. The fund may only buy options if the total premiums it paid for such options are 5% or less of its total assets.


World Fund may write call options and put options only if they are "covered." A call option on an index is covered if World Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if World Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian. A put option is also covered if World Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by World Fund expires, World Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by World Fund expires unexercised, World Fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when World Fund desires.


TEMPORARY INVESTMENTS When each fund's manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, each fund may invest up to 100% of its assets in: (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and and broker-dealers.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS Each fund has adopted the following investment policies and restrictions as fundamental


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policies. This means they may only be changed if the change is approved by (i)
more than 50% of a fund's outstanding shares or (ii) 67% or more of a fund's shares present at a shareholder meeting if more than 50% of a fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The World Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Although the fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments, as described under "Goal and Strategies - Structured Investments"), rated or unrated, such as convertible bonds and bonds selling at a discount. Under normal market conditions, the fund will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the United States). Whenever, in the judgment of the manager, market or economic conditions warrant, the fund may, for temporary defensive purposes, invest without limit in U.S. governement securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal and Strategies - Temporary Investments", and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. The fund may not invest more than 10% of its assets in securities with a limited trading market.

The Foreign Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Although the fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments), rated or unrated, such as convertible bonds and bonds selling at a discount. Whenever, in the judgement of the manager, market or economic conditions warrant, the fund may, for temporary defensive purposes, invest without limit in U.S. Government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal and Strategies - Temporary
Investments", and purchase from banks or broker-dealers Canadian or U.S. Government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The fund may purchase sponsored or unsporsored ADRs, EDRs and GDRs. The fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government securities. The fund may not invest more than 10% of its assets in securities with a limited trading market.

In addition, each fund may not:


1. Invest in real estate or mortgages on real estate (although each fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts except that World Fund may purchase or sell stock index futures contracts.

2. Purchase or retain securities of any company in which directors or officers of Templeton Funds, Inc. (the Company) or of the funds' manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the funds may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for

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      cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the board of directors may by resolution approve. As an operating policy approved by the board, neither fund will pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of afund. (For purposes of this restriction, collateral arrangements by World Fund with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.)



7. Invest more than 5% of the value of a fund's total assets in securities of issuers which have been in continuous operation less than three years.

8. Invest more than 5% of a fund's total assets in warrants, whether or not listed on the New York Stock Exchange or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.

9. Invest more than 15% of a fund's total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. A fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and a fund may not be able to dispose of its holdings in these securitiesat the current market price.

10.   Invest more than 25% of a fund's total assets in a single industry.

11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

12. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the funds, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

Each fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sell its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security the funds own, the funds may receive stock, real estate, or other investments that the funds would not, or could not, buy. If this happens, the funds intend to sell such investments as soon as practicable while maximizing the return to shareholders. Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit either fund from purchasing securities pursuant to subscription rights distributed to either fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to either fund's status as a diversified investment company under the 1940 Act).

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
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FOREIGN SECURITIES Each fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although each fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do


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not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.


In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.


Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the funds' shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of

                                       7

PAGE

securities held by the funds due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.


There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the funds to lose their registration through fraud, negligence or even mere oversight. While each fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a funds if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY Each fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.


Each fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on that fund. Through the flexible policy of the funds, Global Advisor endeavors to avoid unfavorable consequences and to take advantage

                                       8

PAGE

of favorable developments in particular nations where from time to time it places the investments of either fund.


The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.


Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the funds, the funds' manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.


INTEREST RATE To the extent each fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the its portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


LOWER-RATED SECURITIES Bonds rated Caa by Moody's are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. Such securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. Each fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for each fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of each fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the funds may incur additional expenses to seek recovery.

                                       9

PAGE

The funds may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, each fund must distribute substantially all of its income to shareholders (see "Distributions and Taxes"). Thus, the funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.


DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Stock index futures contracts and options on securities indices are considered derivative investments. To the extent the World Fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.


Some of the risks involved in stock index futures transactions relate to World Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. World Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by World Fund for hedging purposes also depends upon the managers' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when World Fund seeks to close out an option position. If World Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by World Fund, it would not be able to close out the option. If restrictions on exercise were imposed, World Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by World Fund is covered by an option on the same index purchased by World Fund, movements in the index may result in a loss to World Fund; however, such losses may be mitigated by changes in the value of World Fund's securities during the period the option was outstanding.

                                       10

PAGE

OFFICERS AND DIRECTORS
--------------------------------------------------------------------


Templeton Funds, Inc. (the "Company") has a board of directors. The board is responsible for the overall management of the funds, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the Company who are responsible for administering each fund's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.


The affiliations of the officers and board members and their principal occupations for the past five years are shown below.



                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Harris J. Ashton (66)                       Director           Director, RBC Holdings, Inc. (bank holding company)
 191 Clapboard Ridge Road                                       and Bar-S Foods (meat packing company); director
 Greenwich, CT 06830                                            or trustee, as the case may be, of 49 of the investment
                                                                companies in the Franklin Templeton Group of
                                                                Funds; and FORMERLY, President, Chief Executive Officer
                                                                and Chairman of the Board, General Host
                                                                Corporation (nursery and craft centers).
------------------------------------------------------------------------------------------------------------------------
* Nicholas F. Brady (68)                     Director           Chairman, Templeton Emerging Markets Investment
 The Bullitt House                                              Trust PLC, Templeton Latin Investment Trust
 102 East Dover Street                                          PLC, Darby Overseas Investments, Ltd. and Darby
 Easton, MD 21601                                               Emerging Markets Investments LDC (investment
                                                                firms) (1994-present); Director, Templeton Global
                                                                Strategy Funds, Amerada Hess Corporation (exploration
                                                                and refining of natural gas), Christiana
                                                                Companies, Inc. (operating and investment companies),
                                                                and H.J. Heinz Company (processed foods
                                                                and allied products); director or trustee, as the case
                                                                may be, of 21 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and FORMERLY,
                                                                Secretary of the United States Department of the
                                                                Treasury (1988-1993) and Chairman of the Board,
                                                                Dillon, Read & Co., Inc. (investment banking) prior to
                                                                1988.
------------------------------------------------------------------------------------------------------------------------
 S. Joseph Fortunato (66)                    Director           Member of the law firm of Pitney, Hardin, Kipp &
 Park Avenue at Morris County                                   Szuch; director or trustee, as the case may be, of 51
 P.O. Box 1945                                                  of the investment companies in the Franklin Templeton
 Morristown, NJ 07962-1945                                      Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
 John Wm. Galbraith (77)                     Director           President, Galbraith Properties, Inc. (personal
 360 Central Avenue                                             investment company); Director Emeritus, Gulf West
 Suite 1300                                                     Banks, Inc. (bank holding company) (1995-present);
 St. Petersburg, FL 33701                                       director or trustee, as the case may be, of 20 of the
                                                                investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Director, Mercantile
                                                                Bank (1991-1995), Vice Chairman, Templeton, Galbraith
                                                                & Hansberger Ltd. (1986-1992), and Chairman,
                                                                Templeton Funds Management, Inc. (1974-1991).
-------------------------------------------------------------------------------------------------------------------------


                                       11

PAGE


                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Andrew H. Hines, Jr. (75)                   Director           Consultant for the Triangle Consulting Group;
 150 Second Avenue N.                                           Executive-in-Residence of Eckerd College (1991-
 St. Petersburg, FL 33701                                       present); director or trustee, as the case may be, of
                                                                22 of the investment companies in the Franklin
                                                                Templeton Group of Funds; and FORMERLY, Chairman
                                                                and Director, Precise Power Corporation (1990-
                                                                1997), Director, Checkers Drive-In Restaurant, Inc.
                                                                (1994-1997), and Chairman of the Board and Chief
                                                                Executive Officer, Florida Progress Corporation (holding
                                                                company in the energy area) (1982-1990) and
                                                                director of various of its subsidiaries.
-------------------------------------------------------------------------------------------------------------------------
* Charles B. Johnson (65)                    Chairman of the    President, Chief Executive Officer and Director, Franklin
 777 Mariners Island Blvd.                   Board and Vice     Resources, Inc.; Chairman of the Board and
 San Mateo, CA 94404                         President          Director, Franklin Advisers, Inc., Franklin Advisory
                                                                Services, Inc., Franklin Investment Advisory
                                                                Services, Inc. and Franklin Templeton Distributors, Inc.;
                                                                Director, Franklin/Templeton Investor Services, Inc.
                                                                and Franklin Templeton Services, Inc.; officer and/or
                                                                director or trustee, as the case may be, of most of the
                                                                other subsidiaries of Franklin Resources, Inc. and of
                                                                50 of the investment companies in the Franklin
                                                                Templeton Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
* Rupert H. Johnson, Jr. (58)                Director and Vice  Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                   President          Resources, Inc. and Franklin Templeton DIstributors,
 San Mateo, CA 94404                                            Inc.; President and Director, Franklin Advisers, Inc.;
                                                                Senior Vice President and Director, Franklin Advisory
                                                                Services, Inc. and Franklin Investment Advisory
                                                                Services, Inc.; Director, Franklin/Templeton Investor
                                                                Services, Inc.; and officer and/or director or trustee,
                                                                as the case may be, of most of the other subsidiaries
                                                                of Franklin Resources, Inc. and of 53 of the investment
                                                                companies in the Franklin Templeton Group of
                                                                Funds.
-------------------------------------------------------------------------------------------------------------------------
 Betty P. Krahmer (69)                       Director           Director or trustee of various civic associations;
 2201 Kentmere Parkway                                          director or trustee, as the case may be, of 21 of the
 Wilmington, DE 19806                                           investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Economic Analyst
                                                                U.S. government.
-------------------------------------------------------------------------------------------------------------------------
 Gordon S. Macklin (70)                      Director           Director, Fund American Enterprises Holdings, Inc..
 8212 Burning Tree Road                                         Martek Biosciences Corporation, MCI WorldCom
 Bethesda, MD 20817                                             (information services), MedImmune, Inc. (biotechnology),
                                                                Spacehab, Inc. (aerospace services) and
                                                                Real 3D (software); director or trustee, as the case
                                                                may be, of 49 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and FORMERLY,
                                                                Chairman, White River Corporation (financial Services) and
                                                                Hambrecht and Quist Group (investment banking), and
                                                                President, National Association of Securities Dealers, Inc.
-------------------------------------------------------------------------------------------------------------------------


                                       12

PAGE


                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Fred R. Millsaps (69)                       Director           Manager of personal investments (1978-present);
 2665 N.E. 37th Drive                                           director of various business and nonprofit organizations;
 Fort Lauderdale, FL                                            director or trustee, as the case may be, of 22 of the
 33308                                                          investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Chairman and Chief
                                                                Executive Officer, Landmark Banking Corporation
                                                                (1969-1978), Financial Vice President, Florida Power
                                                                and Light (1965-1969), and Vice President, Federal
                                                                Reserve Bank of Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------------------------------
 Mark G. Holowesko (38)                      President          President, Templeton Global Advisors Limited; Chief
 Lyford Cay                                                     Investment Officer, Global Equity Group; Executive
 Nassau, Bahamas                                                Vice President and Director, Templeton Worldwide,
                                                                Inc., officer of 21 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and FORMERLY,
                                                                Investment Administrator, RoyWest Trust Corporation
                                                                (Bahamas) Limited (1984-1985).
-------------------------------------------------------------------------------------------------------------------------
 Harmon E. Burns (53)                        Vice President     Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                                      Resources, Inc., Franklin Templeton Distributors, Inc.
 San Mateo, CA 94404                                            and Franklin Templeton Services, Inc.; Executive Vice
                                                                President, Franklin Advisers Inc.; Director,
                                                                Franklin/Templeton Investor Services, Inc.; and officer
                                                                and/or director or trustee, as the case may be,
                                                                of most of the other subsidiaries of Franklin
                                                                Resources, Inc. and of 53 of the investment companies
                                                                in the Franklin Templeton Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
 Charles E. Johnson (42)                     Vice President     Senior Vice President and Director, Franklin
 500 East Broward Blvd.                                         Resources, Inc.; Senior Vice President, Franklin
 Fort Lauderdale, FL                                            Templeton Distributors, Inc.; President and Director,
 33394-3091                                                     Templeton Worldwide, Inc.; Chairman and Director,
                                                                Templeton Investment Counsel, Inc.; Vice President,
                                                                Franklin Advisers, Inc.; officer and/or director of some
                                                                of the other subsidiaries of Franklin Resources Inc.;
                                                                and officer and/or director or trustee, as the case may
                                                                be, of 34 of the investment companies in the Franklin
                                                                Templeton Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
 Deborah R. Gatzek (50)                      Vice President     Senior Vice President and General Counsel, Franklin
 777 Mariners Island Blvd.                                      Resources, Inc.; Senior Vice President, Franklin
 San Mateo, CA 94404                                            Templeton Services, Inc. and Franklin Templeton
                                                                Distributors, Inc.; Executive Vice President, Franklin
                                                                Advisers, Inc.; Vice President, Franklin Advisory Services,
                                                                Inc.; Vice President, Chief Legal Officer and
                                                                Chief Operating Officer, Franklin Investment
                                                                Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.
-------------------------------------------------------------------------------------------------------------------------


                                       13

PAGE


                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Martin L. Flanagan (38)                     Vice President     Senior Vice President and Chief Financial Officer,
 777 Mariners Island Blvd.                                      Franklin Resources, Inc.; Executive Vice President
 San Mateo, CA 94404                                            and Director, Templeton Worldwide, Inc.; Executive
                                                                Vice President, Chief Operating Officer and Director,
                                                                Templeton Investment Counsel, Inc.; Executive Vice
                                                                President and Chief Financial Officer, Franklin Advisers,
                                                                Inc.; Chief Financial Officer, Franklin Advisory
                                                                Services, Inc.; and Franklin Investment Advisory Services,
                                                                Inc.; President and Director, Franklin Templeton
                                                                Services, Inc.; Senior Vice President and Chief
                                                                Financial Officer, Franklin/Templeton Investor Services,
                                                                Inc.; officer and/or director of some of the other
                                                                subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the
                                                                investment companies in the Franklin Templeton
                                                                Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
 John R. Kay (58)                            Vice President     Vice President and Treasurer, Templeton Worldwide,
 500 East Broward Blvd.                                         Inc.; Assistant Vice President, Franklin Templeton
 Fort Lauderdale, FL                                            Distributors, Inc.; officer of 25 of the investment companies
 33394-3091                                                     in the Franklin Templeton Group of Funds; and FORMERLY,
                                                                Vice President and Controller, Keystone Group,
                                                                Inc.
-------------------------------------------------------------------------------------------------------------------------
 Jeffrey A. Everett (34)                     Vice President     Executive Vice President, Portfolio Management,
 Lyford Cay                                                     Templeton Global Advisors Limited; officer of 2 of the
 Nassau, Bahamas                                                investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Investment Officer,
                                                                First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------------------------------------------------
 Elizabeth M. Knoblock (43)                  Vice President-    General Counsel, Secretary and Senior Vice President
 500 East Broward Blvd.                      Compliance         Templeton Investment Counsel, Inc.; Senior Vice
 Fort Lauderdale, FL                                            President, Templeton Global Investors, Inc.; officer of
 33394-3091                                                     21 of the investment companies in the Franklin
                                                                Templeton Group of Funds; and FORMERLY, Vice President
                                                                and Associate General Counsel, Kidder Peabody
                                                                & Co. Inc. (1989-1990), Assistant General Counsel,
                                                                Gruntal & Co., Inc. (1988), Vice President and
                                                                Associate General Counsel, Shearson Lehman Hutton
                                                                Inc. (1988), Vice President and Assistant General
                                                                Counsel, E.F. Hutton & Co. Inc. (1986-1988), and
                                                                Special Counsel of the Division of Investment Management,
                                                                U.S. Securities and Exchange Commission
                                                                (1984-1986).
-------------------------------------------------------------------------------------------------------------------------
 James R. Baio (44)                          Treasurer          Certified Public Accountant; Treasurer, Franklin
 500 East Broward Blvd.                                         Mutual Advisers, Inc.; Senior Vice President, Templeton
 Fort Lauderdale, FL                                            Worldwide, Inc., Templeton Global Investors, Inc. and
 33394-3091                                                     Templeton Funds Trust Company; officer of 22 of the
                                                                investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Senior Tax Manager,
                                                                Ernst & Young (certified public accountants) (1977-
                                                                1989).
-------------------------------------------------------------------------------------------------------------------------


                                       14
PAGE


                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Barbara J. Green (51)                       Secretary          Senior Vice President, Templeton Worldwide, Inc. and
 500 East Broward Blvd.                                         Templeton Global Investors, Inc.; officer of 21 of the
 Fort Lauderdale, FL                                            investment companies in the Franklin Templeton
 33394-3091                                                     Group of Funds; and FORMERLY, Deputy Director of the
                                                                Division of Investment Management, Executive
                                                                Assistant and Senior Advisor to the Chairman, Counselor
                                                                to the Chairman, Special Counsel and Attorney Fellow,
                                                                U.S. Securities and Exchange Commission (1986-
                                                                1995), Attorney, Rogers & Wells, and Judicial Clerk,
                                                                U.S. District Court (district of Massachusetts).
-------------------------------------------------------------------------------------------------------------------------

*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.




The Company pays noninterested board members and Mr. Brady an annual retainer of $24,000 and a fee of $1,800 per board meeting attended. Board members who serve on the audit committee of the Company and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the funds. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Company and by the Franklin Templeton Group of Funds.




                                                                             NUMBER OF BOARDS
                                                         TOTAL FEES           IN THE FRANKLIN
                                   TOTAL FEES         RECEIVED FROM THE     TEMPLETON GROUP OF
                                   RECEIVED          FRANKLIN TEMPLETON       FUNDS ON WHICH
NAME                           FROM THE COMPANY(1)     GROUP OF FUNDS(2)       EACH SERVES(3)
------------------------------ -------------------   --------------------   -------------------
Harris J. Ashton .............     $25,425               $361,157               49
Nicholas F. Brady ............      25,425                140,975               21
S. Joseph Fortunato ..........      25,425                367,835               51
John Wm. Galbraith ...........      25,635                134,425               20
Andrew H. Hines, Jr. .........      26,585                208,075               22
Betty P. Krahmer .............      25,425                141,075               21
Gordon S. Macklin ............      25,425                361,157               49
Fred R. Millsaps .............      26,585                210,075               22

1. For the fiscal year ended August 31, 1998. During the period from September 1, 1997, through February 27, 1998, an annual retainer of $12,500 and fees at the rate of $950 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.


Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In

PAGE

February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each fund's manager is Templeton Global Advisors Limited. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for the funds to buy, hold or sell. The manager also selects the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the funds, the manager and its officers, directors and employees are covered by fidelity insurance. The manager renders its services to the funds from outside the U.S.


The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom and the U.S.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the funds. Similarly, with respect to the funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' code of ethics.

Under the funds' code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES Each fund pays the manager a fee equal to an annual rate of:


/bullet/ 0.75% of the value of average daily net assets up to and including $200

/bullet/ 0.675% of the value of average daily net assets over $200 million and up to and including $1.3 billion; and

/bullet/ 0.60% of the value of average daily net assets over $1.3 billion.



The fee is computed according to the terms of the management agreement. Each class of each fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the funds paid the following management fees:

                  MANAGEMENT FEES PAID ($)
                  ------------------------
                     1998           1997           1996
---------------   ----------     ----------     ----------
World
 Fund .........   57,704,400     47,200,213     38,564,076
Foreign
 Fund .........   96,508,519     79,502,378     51,600,846

PAGE

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the Company to provide certain administrative services and facilities for the funds. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Company pays FT Services a monthly fee equal to an annual rate of:

/bullet/ 0.15% of the funds' combined average daily net assets up to $200 million;


/bullet/ 0.135% of the funds' combined average daily net assets over $200 million up to $700 million;

/bullet/ 0.10% of the funds' combined average daily net assets over $700 million up to $1.2 billion; and

/bullet/ 0.075% of the funds' combined average daily net assets over $1.2 billion.


During the last three fiscal years ended August 31, the Company paid the following administration fees:


               ADMINISTRATION FEES PAID ($)
-------------- -----------------------------
1998 .........          19,570,686
1997 .........          16,145,466
1996 .........          11,564,072

For the periods prior to October 1, 1996, Templeton Global Investors, Inc. provided administrative services to the Company.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Company's shareholder servicing agent and acts as the Company's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by each fund to Investor Services in connection with maintaining shareholder accounts.


CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the funds' assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and monitors and furnishes information relevant to the selection of compulsory depositories.


AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the funds' independent auditor. The auditor gives an opinion on the financial statements included in each fund's Annual Report to Shareholders and reviews the Company's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational

PAGE

economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a fund.


During the last three fiscal years ended August 31, the funds paid the following brokerage commissions:

                                BROKERAGE COMMISSIONS ($)
                                -------------------------

                     1998           1997           1996
---------------   ----------     ----------     ----------
World
 Fund .........   13,950,298     12,702,676      5,691,000
Foreign
 Fund .........   34,773,217     20,265,126     10,641,000

As of August 31, 1998, World Fund owned securities issued by Merrill Lynch & Co. Inc. and Morgan Stanley Dean Witter & Co. valued in the aggregate at $4,963,200 and $132,949,887, respectively. As of August 31, 1998, Foreign Fund owned securities issued by Deutsche Bank AG valued in the aggregate at $260,391,267. Except as noted, the funds did not own any securities issued by their regular broker dealers as of the end of the fiscal year.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Each fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.


DISTRIBUTIONS OF CAPITAL GAINS Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your fund shares. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the respective fund.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the funds. Similarly, foreign exchange losses realized by a fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a

PAGE


fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.


Each fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS Each fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a fund may designate and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, a fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires each fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares.


All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investments in Government National Mortgage Association or

PAGE

Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder of World Fund, you should note that 13.84% of the dividends paid by World Fund for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Because Foreign Fund's income is derived primarily from investments in foreign rather than domestic U.S. securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by Foreign Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.


INVESTMENT IN COMPLEX SECURITIES Each fund may invest in complex securities. Such investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject a fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

ORGANIZATION, VOTING RIGHTS AND
PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

Each fund is a diversified series of the Company, an open-end management investment company, commonly called a mutual fund. The Company was organized as a Maryland corporation on August 15, 1977, and is registered with the SEC.

World Fund currently offers three classes of shares, Class A, Class B and Class C, and Foreign Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The funds began offering Class B shares on January 1, 1999. The funds may offer additional classes of shares in the future. The full title of each class is:

/bullet/  Templeton World Fund - Class A

/bullet/  Templeton World Fund - Class B

/bullet/  Templeton World Fund - Class C

/bullet/  Templeton Foreign Fund - Class A

/bullet/  Templeton Foreign Fund - Class B

/bullet/  Templeton Foreign Fund - Class C

/bullet/  Templeton Foreign Fund - Advisor Class

Shares of each class represent proportionate interests in a fund's assets. On matters that affect a fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Company for matters that affect the Company as a whole. Additional series may be offered in the future.

The Company has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Company does not intend to hold annual shareholder meetings. The Company or a series of the Company may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, the Company is required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of December 14, 1998, the principal shareholders of the Foreign Fund, beneficial or of record

PAGE


were:

NAME AND ADDRESS         SHARE CLASS    PERCENTAGE (%)
----------------------- -------------   ------------------
Franklin Templeton
 Fund Allocator
Moderate Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA
94404-2470 ............    Advisor          6.05

Franklin Templeton
 Fund Allocator
Growth Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA
94404-2470 ............    Advisor          8.40

Franklin Templeton
Trust Company/1/
Trustee for ValuSelect
Franklin Templeton 401K
P.O. Box 2438
Rancho Cordova, CA
95741-2438 ............    Advisor         12.80

Charles Schwab &
Co. Inc.
101 Montgomery Street
San Francisco, CA
94104-4122 ............    Advisor         30.04

1. Franklin Templeton Trust Company is a California corporation and is wholly owned by Franklin Resources, Inc.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of World Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of December 14, 1998, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each fund and class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

The funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the funds may be required by state law to register as securities dealers.


For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a fund should determine, or have his legal and investment advisors determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B. The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds /registered trademark/ and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton

PAGE

Funds. You may also combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:


/bullet/ You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

/bullet/ You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

/bullet/ Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

/bullet/ Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. If you file your LOI with a fund before a change in the fund's sales charges, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.


GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar

PAGE

value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

/bullet/  Was formed at least six months ago,

/bullet/  Has a purpose other than buying fund shares at a discount,

/bullet/  Has more than 10 members,

/bullet/ Can arrange for meetings between our representatives and group members,

/bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

/bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to a fund, and

/bullet/ Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

/bullet/ Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the funds' Class A shares. This waiver category also applies to Class B and C shares.


/bullet/ Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

/bullet/ Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

/bullet/ Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

          If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

/bullet/ Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

          If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

          If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

/bullet/ Distributions from an existing retirement plan invested in the Franklin Templeton Funds.


WAIVERS FOR CERTAIN INVESTORS. Class A shares may also be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:


/bullet/ Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

/bullet/ Any state or local government or any instrumentality, department, authority or agency thereof that has determined a fund is a legally permissible

PAGE

          investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a fund is permissible and suitable for you and the effect, if any, of payments by a fund on arbitrage rebate calculations.

/bullet/ Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

/bullet/ Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

/bullet/ Registered securities dealers and their affiliates, for their investment accounts only

/bullet/ Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

/bullet/ Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

/bullet/ Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

/bullet/  Accounts managed by the Franklin Templeton Group

/bullet/ Certain unit investment trusts and their holders reinvesting distributions from the trusts

/bullet/  Group annuity separate accounts offered to retirement plans

/bullet/ Chilean retirement plans that meet the requirements described under "Retirement plans" below


RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the funds, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.


For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of a fund on or before February 1, 1995, may buy shares of the fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


The funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

                                           SALES
SIZE OF PURCHASE - U.S. DOLLARS          CHARGE (%)
---------------------------------------- --------------
Under $30,000...........................      3.0
$30,000 but less than $50,000...........      2.5
$50,000 but less than $100,000..........      2.0
$100,000 but less than $200,000.........      1.5
$200,000 but less than $400,000.........      1.0
$400,000 or more........................        0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in each fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A

PAGE

shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge may also be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES    THIS % IS DEDUCTED
WITHIN THIS MANY YEARS AFTER       FROM YOUR PROCEEDS
BUYING THEM                           AS A CDSC
-------------------------------    ------------------
1 Year ........................           4
2 Years .......................           4
3 Years .......................           3
4 Years .......................           3
5 Years .......................           2
6 Years .......................           1
7 Years .......................           0



CDSC WAIVERS. The CDSC for any share class will generally be waived for:


/bullet/  Account fees

/bullet/ Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

/bullet/ Redemptions by a fund when an account falls below the minimum required account size

PAGE

/bullet/  Redemptions following the death of the shareholder or beneficial owner

/bullet/ Redemptions through a systematic withdrawal plan set up before February 1, 1995

/bullet/ Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


/bullet/ Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect /registered trademark/ (not applicable to class B)

/bullet/ Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only
          IRAs)


/bullet/ Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

/bullet/ Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.


If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, a fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, interest-bearing money market instruments unless it is believed that attractive investment opportunities consistent with the funds' investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by a fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. A fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each fund has committed itself to pay in cash (by check) all requests for

PAGE
redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, a fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with a fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

                                       27
PAGE

PRICING SHARES
--------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of a fund by the number of shares outstanding.

Each fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the funds value those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The funds value over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the funds value them according to the broadest and most representative market as determined by the manager.

World Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option World Fund holds is its last sale price on the relevant exchange before World Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, World Fund values options within the range of the current closing bid and ask prices if World Fund believes the valuation fairly reflects the contract's market value.


Trading in securities on European, Far Eastern and some other securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the funds' NAVs are not calculated. Thus, the calculation of the funds' NAVs does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
--------------------------------------------------------------------------------
Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each fund's shares throughout the world except for Hong Kong and other parts of Asia. Templeton Franklin Investment Services (Asia) Limited (Templeton Investment Services) acts as the principal underwriter in Hong Kong and other parts of Asia. The terms of the underwriting agreement between each fund and the foreign underwriter are substantially similar to those of the agreement with Distributors. In addition to the compensation listed in the following tables, each of the underwriters may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below.

                                       28

PAGE

DISTRIBUTORS is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of each fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:

                                                 AMOUNT
                                              RECEIVED IN
                                               CONNECTION
              TOTAL                              WITH
             COMMIS-          AMOUNT          REDEMPTIONS
              SIONS         RETAINED BY           AND
          RECEIVED ($)   DISTRIBUTORS ($)   REPURCHASES ($)
----      ------------   ----------------   ---------------
1998
 World
  Fund      19,623,516       2,520,423          208,313
 Foreign
  Fund      29,806,258          63,246          784,591

1997
 World
  Fund      13,309,479       2,081,327           40,118
 Foreign
  Fund      44,743,259       1,528,144          372,630

1996
 World
  Fund      10,048,765       1,549,642           22,962
 Foreign
  Fund      42,994,326       3,233,516          105,779

Except as noted, Distributors received no other compensation from the funds for acting as underwriter.


TEMPLETON INVESTMENT SERVICES is located at 2701 Shui On Centre, Hong Kong. The table below shows the aggregate underwriting commissions Templeton Investment Services received in connection with the offering of each fund's shares, the net underwriting discounts and commissions Templeton Investment Services retained after allowances to dealers, and the amounts Templeton Investment Services received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:

                                                 AMOUNT
                                              RECEIVED IN
                                               CONNECTION
              TOTAL                                WITH
             COMMIS-           AMOUNT          REDEMPTIONS
              SIONS          RETAINED BY            AND
           RECEIVED ($)   DISTRIBUTORS ($)   REPURCHASES ($)
----      -------------- ------------------ ----------------
1998
 World
  Fund       12,399            2,459                0
 Foreign
  Fund        1,229              245                0

1997
 World
  Fund          933              185                0
 Foreign
  Fund        1,568              304                0

1996
 World
  Fund          237               47                0
 Foreign
  Fund            0                0                0


Except as noted, Templeton Investment Services received no other compensation from the funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12b-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, each fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with a fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.


THE CLASS A PLANS. Payments by each fund under the Class A plans may not exceed 0.25% per year of Class A's average daily net assets, payable quarterly. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of August 31, 1998, there were no unreimbursed expenses under World Fund's Class A plan. As of August 31, 1998, expenses under Foreign Fund's Class A plan that may be reimbursable in future quarters or years totaled $3,324,768 or 0.31% of Class A's net assets.


                                       29

PAGE


THE CLASS B AND C PLANS. Under the Class B and C plans, each fund pays Distributors up to 0.75% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. Each fund may also pay a servicing fee of up to 0.25% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.


The expenses relating to each of the Class B and C plans are also used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.


THE CLASS A, B AND C PLANS. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the a fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the Company's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

                                       30

PAGE

For the fiscal year ended August 31, 1998, the amounts paid by each fund pursuant to the plans were:

         WORLD FUND                                CLASS A ($)       CLASS C ($)
------------------------------------------         ----------        -----------
Advertising ..............................          1,174,123             36,314
Printing and mailing pro-
 spectuses other than
 to current share-
 holders .................................            278,492              8,613
Payments to under-
 writers .................................          2,123,158          1,037,310
Payments to broker-
 dealers .................................         17,934,768          2,013,194
Other ....................................                  0                  0
                                                   ----------         ----------
Total ....................................         21,510,541          3,095,431
                                                   ==========         ==========


        FOREIGN FUND                               CLASS A ($)       CLASS C ($)
------------------------------------------         ----------        ----------
Advertising ..............................          1,910,374            188,938
Printing and mailing pro-
 spectuses other than
 to current share-
 holders .................................            570,631             56,436
Payments to under-
 writers .................................          2,153,918          5,958,894
Payments to broker-
 dealers .................................         31,112,950          8,165,955
Other ....................................                  0                  0
                                                   ----------         ----------
Total ....................................         35,747,873         14,370,223
                                                   ==========         ==========

PERFORMANCE
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every nonstandardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a fund. The average annual total returns for the indicated periods ended August 31, 1998, were:

                      1 YEAR         5 YEARS       10 YEARS
------------------------------------------------------------------
Class A .......
World Fund.....       -13.11%         10.97%        11.54%
Foreign
Fund ..........       -22.64%          4.50%         9.80%

                       1 YEAR         SINCE INCEPTION (5/1/95)
------------------------------------------------------------------
Class C ............
World Fund .........    -10.33%                11.49%
Foreign
Fund ...............    -20.06%                 2.96%

These figures were calculated according to the SEC formula:

P (1+T)n = ERV

where:


P      =   a hypothetical initial payment of $1,000
T      =   average annual total return
n      =   number of years ERV = ending redeemable value of a hypothetical
           $1,000 payment made at the beginning of each period at the end of each period
ERV    =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 1998, were:

                                       31

PAGE

                   1 YEAR        5 YEARS       10 YEARS
----------------------------------------------------------------
Class A .......
World Fund.....    -13.11%        68.29%        197.95%
Foreign
 Fund .........    -22.64%        24.62%        154.61%


                          1 YEAR         SINCE INCEPTION (5/1/95)
-----------------------------------------------------------------
Class C ............
World Fund .........     -10.33%                43.75%
Foreign
 Fund ..............     -20.06%                10.22%


VOLATILITY Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in a fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the funds and the manager may also refer to the following information:

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/ The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

/bullet/ The geographic and industry distribution of the funds' portfolios and the funds' top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.


/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the funds may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).


/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

                                       32

PAGE

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ A fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

/bullet/ A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.


/bullet/ Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

-------------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.


From time to time, advertisements or information for a fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information may also compare a fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that a fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.


Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the funds and their shareholders to be Year 2000 compliant.

                                       33

PAGE

After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF BOND RATINGS
--------------------------------------------------------------------------------
CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                       34

PAGE

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                       35



PAGE

                                     PART B
                             TEMPLETON FOREIGN FUND
                             TEMPLETON FUNDS, INC.
                                  ADVISOR CLASS
                      STATEMENT OF ADDITIONAL INFORMATION

PAGE

TEMPLETON FOREIGN FUND -
TEMPLETON FUNDS, INC.
                                                               [GRAPHIC OMITTED]
                                                        FRANKLIN(R) TEMPLETON(R)
                                            100 FOUNTAIN PARKWAY, P.O. BOX 33030
                                ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN (R)

ADVISOR CLASS
STATEMENT OF
ADDITIONAL INFORMATION
JANUARY 1, 1999
--------------------------------------------------------------------------------


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated January 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.


The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(1-800/342-5236).

CONTENTS


Goal and Strategies..........................................    2

Risks........................................................    5

Officers and Directors.......................................    8

Management and Other Services.................................   13

Portfolio Transactions........................................   15

Distributions and Taxes.......................................   16

Organization, Voting Rights and
 Principal Holders............................................   17

Buying and Selling Shares.....................................   18

Pricing Shares................................................   20

The Underwriter...............................................   21

Performance...................................................   21

Miscellaneous Information.....................................   23

Description of Bond Ratings...................................   24


           ----------------------------------------------------------
            MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

           /bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
                    INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

           /bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
                    OR ENDORSED BY, ANY BANK;

           /bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE
                    POSSIBLE LOSS OF PRINCIPAL.
           ----------------------------------------------------------

                                       1

                                                              104 SAIA 01/99
PAGE


GOAL AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.


The fund tries to achieve its goal by investing in the equity and debt securities of companies and governments outside the U.S., including emerging markets.

The fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. It may invest up to 5% of its total assets in securities issued by any one company or foreign government. It may invest any amount of its assets in U.S. government securities. It may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. It may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in securities with a limited trading market.

The fund's principal investments are in equity securities, including common and preferred stocks. It also invests in American, European and Global Depositary Receipts. Depending upon current market conditions, it invests a portion of its assets in rated and unrated debt securities.


EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.


Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities which are rated Caa by Moody's Investors Service, Inc. (Moody's) or CCC by Standard & Poor's Corporation (S&P) or better; or unrated debt that it determines to be of comparable quality. As an operating policy, the fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P).


STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured

                                       2
PAGE


investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.


Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (1940 Act). As a result, the fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.


DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").


REPURCHASE AGREEMENTS The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the board, I.E., banks or broker-dealers that have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


TEMPORARY INVESTMENTS When the fund's manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in: (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and broker-dealers.


FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS The fund has adopted the following investment policies and restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the U.S. Although the fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments), rated or unrated, such as convertible bonds and bonds selling at a discount. Whenever, in the judgment of the manager, market or economic conditions warrant, the fund may, for temporary defensive purposes, invest without limit in U.S. government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal and Strategies-Temporary Investments", and purchase from banks or broker-dealers Canadian or U.S.government securities with a simultaneous agreement by the seller to repuchase them within no more than seven days at the original purchase price plus accrued interest. The fund may purchase sponsored or unsponsored ADRs, EDRs and GDRs. The fund may invest no more than

                                       3
PAGE

5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government securities. The fund may not invest more than 10% of its assets in securities with a limited trading market.

In addition, the fund may not:


1. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts.

2. Purchase or retain securities of any company in which directors or officers of Templeton Funds, Inc. (the company) or of the fund's manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads.

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.


6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the board may by resolution approve. As an operating policy approved by the board of directors, the fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of the fund.


7. Invest more than 5% of the value of the fund's total assets in securities of issuers which have been in continuous operation less than three years.

8. Invest more than 5% of the fund's total assets in warrants, whether or not listed on the New York Stock Exchange (NYSE) or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.

9. Invest more than 15% of the fund's total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. The fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and the fund may not be able to dispose of its holdings in these securities at the current market price.

10.  Invest more than 25% of the fund's total assets in a single industry.

11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

12. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

The fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If

                                       4
PAGE
this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions. Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit the fund from purchasing securities pursuant to subscription rights distributed to the fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to the fund's status as a diversified investment company under the 1940 Act).

RISKS
--------------------------------------------------------------------------------

FOREIGN SECURITIES The fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.


In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.


Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund's shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and

                                       5
PAGE


economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade;
(l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.


There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by

                                       6
PAGE


the manager. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.


CURRENCY The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.


The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the fund.


The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.


Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.


INTEREST RATE To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the its portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


LOWER-RATED SECURITIES Bonds rated Caa by Moody's are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. Such securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may

                                       7
PAGE


diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the fund must distribute substantially all of its income to shareholders (see "Distributions and Taxes"). Thus, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------


Templeton Funds, Inc. (the "Company") has a board of directors. The board is responsible for the overall management of the fund, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the company who are responsible for administering the fund's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.


The affiliations of the officers and board members and their principal occupations for the past five years are shown below.


                                            POSITION(S) HELD
 NAME, AGE AND ADDRESS                      WITH THE FUND        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Harris J. Ashton (66)                     Director             Director, RBC Holdings, Inc. (bank holding company)
  191 Clapboard Ridge Road                                       and Bar-S Foods (meat packing company): director
  Greenwich, CT 06830                                            or trustee, as the case may be, of 49 of the investment
                                                                 companies in the Franklin Templeton Group of Funds; and
                                                                 FORMERLY, President, Chief Executive Officer and Chairman
                                                                 of the Board, General Host Corporation (nursery and craft
                                                                 centers.)
-----------------------------------------------------------------------------------------------------------------------------------


                                       8
PAGE

                                          POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE FUND          PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
* Nicholas F. Brady (68)                   Director              Chairman, Templeton Emerging Markets Investment Trust
  The Bullitt House                                              PLC, Templeton Latin America Investment Trust PLC,
  102 East Dover Street                                          Darby Overseas Investments, Ltd. and Darby Emerging
  Easton, MD 21601                                               Markets Investments LDC (investment firms) (1994-present);
                                                                 Director, Templeton Global Strategy Funds, Amerada Hess
                                                                 Corporation (exploration and refining of natural gas),
                                                                 Christiana Companies, Inc. (operating and investment
                                                                 companies), and H.J. Heinz Company (processed foods and
                                                                 allied products); director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Secretary of the United States
                                                                 Department of the Treasury (1988-1993) and Chairman of the
                                                                 Board, Dillon, Read & Co., Inc. (investment banking) prior to
                                                                 1988.
-----------------------------------------------------------------------------------------------------------------------------------
  S. Joseph Fortunato (66)                Director               Member of the law firm of Pitney, Hardin, Kipp & Szuch:
  Park Avenue at Morris County                                   and director of trustee, as the case may be, of 51 of
  P.O. Box 1945                                                  the investment companies in the Franklin Templeton Group
  Morristown, NJ 07962-1945                                      of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  John Wm. Galbraith (77)                 Director               President, Galbraith Properties, Inc. (personal investment
  360 Central Avenue                                             company); Director Emeritus, Gulf West Banks, Inc. (bank holding
  Suite 1300                                                     company) (1995-present); director or trustee, as the case may be,
  St. Petersburg, FL 33701                                       of 20 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Director, Mercantile Bank
                                                                 (1991-1995), Vice Chairman, Templeton, Galbraith, Hansberger Ltd.
                                                                 (1986-1992), and Chairman, Templeton Funds Management, Inc.
                                                                 (1974-1991).
-----------------------------------------------------------------------------------------------------------------------------------
  Andrew H. Hines, Jr. (75)               Director               Consultant for the Triangle Consulting Group;
  150 2nd Avenue N.                                              Executive-in-Residence of Eckerd College (1991-present); director
  St. Petersburg, FL 33701                                       or trustee, as the case may be, of 22 investment companies in the Franklin Templeton Group of Funds; and FORMERLY,
                                                                 Chairman and Director, Precise Power Corporation (1990-1997)),
                                                                 Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and
                                                                 Chairman of the Board and Chief Executive Officer, Florida
                                                                 Progress Corporation (holding company in the energy area)
                                                                 (1982-1990) and director of various of its subsidiaries.
-----------------------------------------------------------------------------------------------------------------------------------
* Charles B. Johnson (65)                 Chairman of the        President, Chief Executive Officer and Director, Franklin
  777 Mariners Island Blvd.               Board and Vice         Resources, Inc.; Chairman of the Board and Director, Franklin
  San Mateo, CA 94404                     President              Advisers, Inc., Franklin Advisory Services, Inc., Franklin
                                                                 Investment Advisory Services, Inc. and Franklin Templeton
                                                                 Distributors, Inc.; Director, Franklin/Templeton Investor
                                                                 Services, Inc. and Franklin Templeton Services Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
                                       9
PAGE

                                          POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE FUND          PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
* Rupert H. Johnson, Jr. (58)            Director and Vice       Executive Vice President and Director, Franklin Resources, Inc.
  777 Mariners Island Blvd.              President               and Franklin Templeton Distributors, Inc.; President and Director,
  San Mateo, CA 94404                                            Franklin Advisers, Inc; Senior Vice President and Director,
                                                                 Franklin Advisory Services, Inc. and Franklin Investment Advisory
                                                                 Services, Inc.; Director, Franklin/Templeton Investor Services,
                                                                 Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Betty P. Krahmer (69)                   Director               Director or trustee of various civic associations; director or
  2201 Kentmere Parkway                                          trustee, as the case may be, of 21 of the investment companies in
  Wilmington, DE 19806                                           the investment companies in the Franklin Templeton Group of Funds;
                                                                 and FORMERLY, Economic Analyst, U.S. Government.
-----------------------------------------------------------------------------------------------------------------------------------
  Gordon S. Macklin (70)                  Director               Director, Fund American Enterprises Holdings, Inc. Martek
  8212 Burning Tree Road                                         Biosciences Corporation, MCI WorldCom (information services),
  Bethesda, MD 20817                                             MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the
                                                                 Franklin Templeton Group of Funds; and FORMERLY, Chairman, White
                                                                 River Corporation (financial services) and Hambrecht and Quist
                                                                 Group (investment banking), and President, National Association of
                                                                 Securities Dealers, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Fred R. Millsaps (69)                   Director               Manager of personal investments (1978-present); director of
  2665 NE 37th Drive                                             various business and nonprofit organizations; director or
  Fort Lauderdale, FL 33308                                      trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman
                                                                 and Chief Executive Officer, Landmark Banking Corporation
                                                                 (1969-1978), Financial Vice President, Florida Power and Light
                                                                 (1965-1969), and Vice President, Federal Reserve Bank of Atlanta
                                                                 (1958-1965)
-----------------------------------------------------------------------------------------------------------------------------------
  Mark G. Holowesko (38)                 President               President, Templeton Global Advisors Limited; Chief Investment
  Lyford Cay                                                     Officer, Global Equity Group; Executive Vice President and
  Nassau, Bahamas                                                Director, Templeton Worldwide, Inc.; officer of 21 of the
                                                                 investment companies in the Franklin Templeton Group of Funds; and
                                                                 FORMERLY, Investment Administrator, RoyWest Trust Corporation
                                                                 (Bahamas) Limited (1984-1985).
-----------------------------------------------------------------------------------------------------------------------------------

                                       10
PAGE
                                         POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE FUND          PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Harmon E. Burns (53)                   Vice President          Executive Vice President and Director, Franklin Resources, Inc.,
  777 Mariners Island Blvd.                                      Franklin Templeton Distributors, Inc. and Franklin Templeton
  San Mateo, CA 94404                                            Services, Inc.; Executive Vice President, Franklin Advisers, Inc.;
                                                                 Director, Franklin/Templeton Investor Services, Inc; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and 53 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Charles E. Johnson (42)                 Vice President         Senior Vice President and Director, Franklin Resources, Inc.
  500 East Broward Blvd.                                         Senior Vice President, Franklin Templeton Distributors, Inc.;
  Fort Lauderdale, FL                                            President and Director, Templeton Worldwide, Inc.; Chairman and
  33394-3091                                                     Chairman Director, Templeton Investment Counsel, Inc.; Vice
                                                                 President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and
                                                                 officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of
                                                                 Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Deborah R. Gatzek (50)                  Vice President         Senior Vice President and General Counsel, Franklin Resources,
  777 Mariners Island Blvd.                                      Inc.; Senior Vice President, Franklin Templeton Services, Inc. and
  San Mateo, CA 94404                                            Franklin Templeton Distributors, Inc.; Executive Vice President,
                                                                 Franklin Advisers, Inc.; Vice President, Franklin Advisory
                                                                 Services, Inc., Vice President, Chief Legal Officer and Chief
                                                                 Operating Officer, Franklin Investment Advisory Services,
                                                                 Inc.; and officer of 53 of the investment companies in the
                                                                 Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Martin L. Flanagan (38)                 Vice President         Senior Vice President and Chief Financial Officer, Franklin
  777 Mariners Island Blvd.                                      Resources, Inc.; Executive Vice President and Director, Templeton
  San Mateo, CA 94404                                            Worldwide, Inc.; Executive Vice President, Chief Operating Officer
                                                                 and Director, Templeton Investment Counsel, Inc.; Executive Vice
                                                                 President and Chief Financial Officer, Franklin Advisers, Inc.;
                                                                 Chief Financial Officer, Franlin Advisory Services, Inc. and
                                                                 Franklin Investment Advisory Services, Inc.; President and
                                                                 Director, Franklin Templeton Services, Inc. Senior Vice President
                                                                 and Chief Financial Officer, Franklin/Templeton Investor Services,
                                                                 Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  John R. Kay (58)                       Vice President          Vice President and Treasurer, Templeton Worldwide, Inc.,; Assistant
  500 East Broward Blvd.                                         Vice President, Franklin Templeton Distributors, Inc.; officer
  Fort Lauderdale, FL                                            of 25 of the investment companies in the Franklin Templeton Group
  33394-3091                                                     Group of Funds; and FORMERLY, Vice President and Controller,
                                                                 Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------


                                       11
PAGE

                                        POSITION(S) HELD
 NAME, AGE AND ADDRESS                    WITH THE FUND          PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Jeffrey A. Everett (34)               Vice President           Executive Vice President, Portfolio Management, Templeton Global
  Lyford Cay                                                     Advisors Limited; officer of 2 of the investment companies in the
  Nassau, Bahamas                                                Franklin Templeton Group of Funds; and FORMERLY, Investment
                                                                 Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------
  Elizabeth M. Knoblock (43)            Vice President-          General Counsel, Secretary and Senior Vice President, Templeton
  500 East Broward Blvd.                Compliance               Investment Counsel, Inc.; Senior Vice President, Templeton Global
  Fort Lauderdale, FL                                            Investors, Inc.; officer of 21 of the investment companies in the
  33394-3091                                                     Franklin Templeton Group of Funds; and FORMERLY, Vice President
                                                                 and Associate General Counsel, Kidder Peabody & Co. (1989-1990),
                                                                 Assistant General Counsel, Gruntal & Co., Inc. (1988), Vice
                                                                 President and Associate General Counsel, Shearson Lehman Hutton
                                                                 Inc. (1988), Vice President and Assistant General Counsel, E.F.
                                                                 Hutton & Co. Inc. (1986-1988), and Special Counsel of the Division
                                                                 of Investment Management, U.S. Securities and Exchange Commission
                                                                 (1984-1986).
-----------------------------------------------------------------------------------------------------------------------------------
  James R. Baio (44)                    Treasurer                Certified Public Accountant; Treasurer, Franklin Mutual Advisers,
  500 East Broward Blvd.                                         Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton
  Fort Lauderdale, FL                                            Global Investors, Inc. and Templeton Funds Trust Company; officer
  33394-3091                                                     of 22 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Yount
                                                                 (certified public accountants) (1977-1989).
-----------------------------------------------------------------------------------------------------------------------------------
  Barbara J. Green (51)                 Secretary                Senior Vice President, Templeton Worldwide, Inc. and Templeton
  500 East Broward Blvd.                                         Global Investors, Inc.; officer of 21 of the investment companies
  Fort Lauderdale, FL                                            in the Franklin Templeton Group of Funds; and FORMERLY, Deputy
  33394-3091                                                     Director of the Division of Investment Management, Executive
                                                                 Assistant and Senior Advisor to the Chairman, Counselor to the
                                                                 Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
                                                                 Exchange Commission (1986-1995), Attorney, Roger & Wells, and
                                                                 Judicial Clerk, U.S. District Court (District of Massachusetts).
-----------------------------------------------------------------------------------------------------------------------------------

* This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.




The Company pays noninterested board members and Mr. Brady an annual retainer of $24,000 and a fee of $1,800 per board meeting attended. Board members who serve on the audit committee of the fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Company and by the Franklin Templeton Group of Funds.


                                       12
PAGE



                                                                         NUMBER OF BOARDS
                                                     TOTAL FEES          IN THE FRANKLIN
                                 TOTAL FEES       RECEIVED FROM THE      TEMPLETON GROUP
                               RECEIVED FROM     FRANKLIN TEMPLETON     OF FUNDS ON WHICH
NAME                            THE COMPANY(1)     GROUP OF FUNDS(2)       EACH SERVES(3)
------------------------------------------------------------------------------------------
Harris J. Ashton .............    $25,425             $361,157                   49
Nicholas F. Brady ............     25,425              140,975                   21
S. Joseph Fortunato ..........     25,425              367,835                   51
John Wm. Galbraith ...........     25,635              134,425                   20
Andrew H. Hines, Jr. .........     26,585              208,075                   22
Betty P. Krahmer .............     25,425              141,075                   21
Gordon S. Macklin ............     25,425              361,157                   49
Fred R. Millsaps .............     26,585              210,075                   22


1. For the fiscal year ended August 31, 1998. During the period from September 1, 1997 through February 27, 1998, an annual retainer of $12,500 and fees at the rate of $950 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.

Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Templeton Global Advisors Limited. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance. The manager renders its services to the fund from outside the U.S.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom, and the U.S.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect

                                       13
PAGE


to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of:


/bullet/ 0.75% of the value of average daily net assets up to and including $200 million;

/bullet/ 0.675% of the value of average daily net assets over $200 million and up to and including $1.3 billion; and

/bullet/ 0.60% of the value of average daily net assets over $1.3 billion.


The fee is computed according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the fund paid the following management fees:


                 MANAGEMENT
               FEES PAID ($)
-----------------------------
1998 .........   96,508,519
1997 .........   79,502,378
1996 .........   51,600,846


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the Company to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.


ADMINISTRATION FEES The Company pays FT Services a monthly fee equal to an annual rate of:

/bullet/ 0.15% of the funds' combined average daily net assets up to $200 million;

/bullet/ 0.135% of the funds' combined average daily net assets over $200 million up to $700 million;

/bullet/ 0.10% of the funds' combined average daily net assets over $700 million up to $1.2 billion; and

/bullet/ 0.075% of the funds' combined average daily net assets over $1.2 billion.


During the last three fiscal years ended August 31, the company paid the following administration fees:


               ADMINISTRATION
                FEES PAID ($)
------------------------------
1998 .........   19,570,686
1997 .........   16,145,466
1996 .........   11,564,072

For the periods prior to October 1, 1996, Templeton Global Investors, Inc. provided administrative services to the Company.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's

                                       14
PAGE



assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and monitors and furnishes information relevant to the selection of compulsory depositories.

AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the fund's Annual Report to Shareholders and reviews the Company's registration statement filed with the U.S. Securities and Exchange Commission (SEC).


PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.


It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended August 31, the fund paid the following brokerage commissions:

                                       15
PAGE


                  BROKERAGE
               COMMISSIONS ($)
-------------------------------
1998 .........    34,773,217
1997 .........    20,265,126
1996 .........    10,641,000

As of August 31, 1998, the fund owned securities issued by Deutsche Bank AG valued in the aggregate at $260,391,267. Except as noted, the fund did not own any securities issued by its regular broker dealers as of the end of the fiscal year.

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME. The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.


DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January that are treated

                                       16
PAGE


by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the fund's income is derived primarily from investments in foreign rather than domestic U.S. securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.


INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND
PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

The fund is a diversified series of the Company, an open-end management investment company, commonly called a mutual fund. The Company was organized as a Maryland corporation on August 15, 1977, and is registered with the SEC.


The fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. The fund may offer additional classes of shares in the future. The full title of each class is:

/bullet/ Templeton Foreign Fund - Class A

/bullet/ Templeton Foreign Fund - Class B

/bullet/ Templeton Foreign Fund - Class C

/bullet/ Templeton Foreign Fund - Advisor Class


Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Company for matters that affect the Company as a whole. Additional series may be offered in the future.

The Company has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Company does not intend to hold annual shareholder meetings. The Company or a series of the Company may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, the fund is required to help you communicate with other


                                       17
PAGE


shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.


As of December 14, 1998, the principal shareholders of the Fund, beneficial or of record were:

NAME AND ADDRESS         SHARE CLASS    PERCENTAGE (%)
----------------------------------------------------------
Franklin Templeton
 Fund Allocator
Moderate Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA
94404-2470 ............    Advisor          6.05

Franklin Templeton
 Fund Allocator
Growth Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA
94404-2470 ............    Advisor          8.40

Franklin Templeton
Trust Company/1/
Trustee for ValuSelect
Franklin Templeton 401K
P.O. Box 2438
Rancho Cordova, CA
95741-2438 ............    Advisor         12.80

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA
94104-4122 ............    Advisor         30.04

1. Franklin Templeton Trust Company is a California corporation and is wholly owned by Franklin Resources, Inc.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of December 14, 1998, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.


For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have his legal and investment advisors determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and,

                                       18
PAGE


in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGES If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.


SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.


Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund

                                       19
PAGE


does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
--------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for

                                       20
PAGE


trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.


Trading in securities on European, Far Eastern and some other securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
--------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

PERFORMANCE
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every nonstandardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 2, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the fund's Class A shares. For periods after January 2, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the fund to compute or express performance follows.

                                       21
PAGE


Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended August 31, 1998, were:

                    1 YEAR       5 YEARS       10 YEARS
----------------------------------------------------------
Advisor
 Class .........    -17.75%       5.82%         10.49%

These figures were calculated according to the SEC formula:

P (1+T)n = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 1998, were:

                     1 YEAR       5 YEARS       10 YEARS
----------------------------------------------------------
Advisor
 Class .........    -17.75%       32.67%        171.12%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and the manager may also refer to the following information:

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/ The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

                                       22
PAGE


/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

/bullet/ The geographic and industry distribution of the fund's portfolio and the fund's top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.


/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).


/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

/bullet/ A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

/bullet/ Quotations from the Templeton organization's founder, Sir John
         Templeton,* advocating the virtues of diversification and long-term investing.

-------------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part

                                       23
PAGE


of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF BOND RATINGS
--------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:


A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+)designation indicates an even stronger likelihood of timely payment.


A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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